UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): February 7, 2012

AMERICAN DENTAL PARTNERS, INC.

(Exact Name of Registrant as Specified in Charter)

DELAWARE	0-23363	04-3297858
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

American Dental Partners, Inc.

401 Edgewater Place, Suite 430

Wakefield, Massachusetts 01880

(Address of Principal Executive Offices,

Including Zip Code)

Registrant’s telephone number, including area code: (781) 224-0880

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07 Submission of Matters to a Vote of Security Holders.

On February 7, 2012, American Dental Partners, Inc. (the “Company”) held a special meeting of stockholders (the “Special Meeting”). At the Special Meeting, the Company’s stockholders adopted the previously disclosed Agreement and Plan of Merger, dated as of November 4, 2011, that the Company entered into with JLL Crown Holdings, LLC, a Delaware limited liability company (“Parent”), and JLL Crown Merger Sub, Inc., a Delaware corporation and subsidiary of Parent (“Merger Sub”) (the “Merger Agreement”), providing for the merger (the “Merger”) of Merger Sub with and into the Company. The Company’s stockholders also approved the proposal with respect to the non-binding, advisory vote of certain merger-related executive compensation payable under existing agreements that certain executive officers of the Company will or may receive in connection with the Merger. The Company’s stockholders also approved a proposal to adjourn the Special Meeting, if necessary or appropriate, to solicit additional proxies, but this proposal was not needed.

The approval of the proposal to adopt the Merger Agreement (“Proposal 1”) required the affirmative vote of the holders of at least a majority of the shares of the Company’s common stock outstanding as of the close of business on December 19, 2011, the record date for the Special Meeting. The approval of the non-binding, advisory proposal on merger-related executive compensation (“Proposal 2”) required the affirmative vote of the holders of a majority of the shares of Company common stock present and entitled to vote on the proposal. The approval of the adjournment of the special meeting to solicit additional proxies (“Proposal 3”) required the affirmative vote of the holders of a majority of the shares of Company common stock present and entitled to vote on the proposal, whether or not a quorum was present.

The voting results of the Special Meeting are as follows:

Proposal 1:

Votes For	Votes Against	Abstentions	Broker Non-Votes
12,496,939	3,702	1,545	0

Proposal 2:

Votes For	Votes Against	Abstentions	Broker Non-Votes
11,346,581	486,050	669,555	0

Proposal 3:

Votes For	Votes Against	Abstentions	Broker Non-Votes
11,766,164	734,149	1,873	0

Item 8.01. Other Events.

On February 7, 2012, the Company issued a press release disclosing the results of the Special Meeting, which is attached hereto as Exhibit 99.1 and incorporated herein by this reference.

Item 9.01. Financial Statements and Exhibits

(d) Exhibits

99.1	Company press release dated February 7, 2012

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMERICAN DENTAL PARTNERS, INC.
(Registrant)

February 7, 2012	/s/ Breht T. Feigh
Breht T. Feigh
Executive Vice President,
Chief Financial Officer and Treasurer
(principal financial officer)

EXHIBIT INDEX

Exhibit No.	Description

99.1	Company press release dated February 7, 2012